UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2025

Stone Point Credit Corporation

(Exact Name of Registrant as Specified in its Charter)

delaware	814-01375	85-3149929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Horseneck Lane

Greenwich, Connecticut 06830

(Address of Principal Executive Offices, Zip Code)

(203) 862-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 11, 2025, SPCC Funding I LLC executed a letter agreement (the “First Amendment”) to amend the senior secured revolving credit facility (the “Revolving Credit Facility”) with JPMorgan Chase Bank, National Association (“JPM”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Revolving Credit Facility (as amended by the First Amendment).

Under the First Amendment, JPM and each other lender party and each of their respective successors and permitted assigns have agreed to make Tranche A Advances and Tranche B Advances with the following changes to the applicable margin: (a) with respect to interest based on a Benchmark, 2.00% per annum; provided that, in the case of Tranche B Advances denominated in pound Sterling, the applicable margin for Advances shall be 2.1193% per annum, (b) with respect to interest based on Term SOFR, 2.00% per annum, and (c) with respect to interest based on the Base Rate, 2.00% per annum; provided that, in the case of Tranche B Advances denominated in pound Sterling, the applicable margin for Advances shall be 2.1193% per annum. The parties to the First Amendment also extended the Non-Call Period to align with the Reinvestment Period. The other material terms of the Revolving Credit Facility were unchanged.

The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1*	First Amendment to Amended and Restated Loan and Security Agreement, dated as of April 11, 2025, among SPCC Funding I LLC, as borrower; Stone Point Credit Adviser LLC, as portfolio manager; U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator; U.S. Bank National Association, as securities intermediary; and JPMorgan Chase Bank, National Association, as administrative agent and lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stone Point Credit Corporation

Dated: April 15, 2025	By:	/s/ Steven Henke
	Name:	Steven Henke
	Title:	Chief Financial Officer